UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
January 6, 2010
(Date of earliest event reported)
rue21, inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-34536	25-1311645

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Commonwealth Drive, Suite 100 Warrendale, Pennsylvania	15086	(724) 776-9780

(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On January 6, 2010, rue21, inc. (the “Company”) issued a press release announcing that the Company is raising its guidance for the fourth quarter of fiscal 2009 ending January 30, 2010. The Company is furnishing a copy of the press release hereto as Exhibit 99.1.
On January 6, 2010, the Company issued a press release announcing that the Company is presenting at the 12th Annual ICR XChange Conference on Wednesday, January 13, 2010. The Company is furnishing a copy of the press release hereto as Exhibit 99.2.
The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference to such filing. Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.
99.1	Press release entitled “rue21, inc. Raises Guidance for Fourth Quarter of Fiscal 2009” dated January 6, 2010

99.2	Press release entitled “rue21, inc. Announces Participation in the 12th Annual ICR XChange Conference” dated January 6, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

rue21, inc. Registrant
By:	/s/ Stacy Siegal
Stacy Siegal
Corporate Counsel

January 6, 2010